                                                                    EXHIBIT 10.2

                                                                  EXECUTION COPY

                       AMENDMENT NO. 5 TO CREDIT AGREEMENT

     AMENDMENT dated as of September 23, 1998 among CROWN PAPER CO., CROWN VANTAGE INC., the BANKS listed on the signature pages hereof (the "Banks") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent (the "Administrative Agent").

                              W I T N E S S E T H :

     WHEREAS, the parties hereto have heretofore entered into a Credit Agreement dated as of August 15, 1995 (as heretofore amended, the "Agreement"); and

     WHEREAS, the parties hereto desire to amend the Agreement as more fully set forth below;

     NOW, THEREFORE, the parties hereto agree as follows:

     Section 1.  Defined Terms.    Unless otherwise specifically defined herein,
each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby.

     Section 2.  Amendments.    (a) The definition of "Asset Sale" in Section
1.1 of the Credit Agreement is amended (i) by replacing the "and" immediately before clause (iii) with a comma and by inserting "and (iv) dispositions pursuant to the Settlement" immediately after the term "Permitted Receivables Dispositions" and (ii) by replacing the number (iii) by the number (iv) in the proviso.

     (b) Section 1.1 of the Credit Agreement is amended by the addition in the appropriate alphabetical positions of the following defined terms:

          "Settlement" means the transactions contemplated by the Option and Settlement Agreement dated as of March 18, 1998 among the Borrower, Holdings, Fort James Corporation and certain subsidiaries of the Fort James Corporation, but specifically
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     excluding the exercise of the option granted pursuant to Article III thereof.

(c) Section 5.17 (a) of the Credit Agreement is amended by deleting the "and" at the end of clause (vi), replacing the period at the end of clause (vii) with "; and" and inserting the following new clause (viii):

          "(viii) the receipt of $8,045,796 in aggregate principal amount of Seller Notes pursuant to the terms of the Settlement."

     Section 3.  Waiver and Consent.  (a) Transaction Documents.  The Required
                                          ---------------------
Banks hereby waive Section 5.21 solely to the extent necessary to permit the solicitation and effectuation of the Settlement.

     (b)  Subordinated Notes.  The Required Banks hereby consent to the
          -------------------
solicitation and effectuation by the Borrower of amendments to the Subordinated
Note Indenture consistent with Section 2 of this Amendment.

     (c)  Retroactivity.  The Required Banks hereby waive any Default which may
          -------------
have arisen in connection with the solicitations referred to in Sections 3(a) and 3(b) above prior to the effectiveness of this Amendment under Section 5.21 or 5.23(b) which would not have arisen had this Amendment been in effect at the time.

     Section 4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     Section 5. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as of the date hereof when the Administrative Agent shall have received (x) duly executed counterparts hereof signed by the Borrower and the Required Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party) and (y) for the account of each Bank, an amendment fee in such amount as shall have been previously agreed upon between the Borrower and the Banks.

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                            CROWN PAPER CO.


                            By
                               -------------------------
                               Name:
                               Title:


                            CROWN VANTAGE INC.


                            By
                               -------------------------
                               Name:
                               Title:

                            MORGAN GUARANTY TRUST
                              COMPANY OF NEW YORK


                            By
                               -------------------------
                               Name:
                               Title:


                            THE BANK OF NEW YORK


                            By
                               -------------------------
                               Name:
                               Title:


                            By
                               -------------------------
                               Name:
                               Title:


                            CERES FINANCE LTD.


                            By
                               -------------------------
                               Name:
                               Title:


                            THE CHASE MANHATTAN BANK


                            By
                               -------------------------
                               Name:
                               Title:

                            CREDITANSTALT CORPORATE
                              FINANCE, INC.


                            By
                               -------------------------
                               Name:
                               Title:


                            By
                               -------------------------
                               Name:
                               Title:



                            CHRISTIANIA BANK OG
                              KREDITKASSE


                            By
                               -------------------------
                               Name:
                               Title:


                            By
                               -------------------------
                               Name:
                               Title:


                            CREDIT LYONNAIS
                            NEW YORK BRANCH


                            By
                               -------------------------
                               Name:
                               Title:

                            DRESDNER BANK AG, NEW YORK
                              BRANCH AND GRAND
                              CAYMAN BRANCH


                            By
                               -------------------------
                               Name:
                               Title:


                            By
                               -------------------------
                               Name:
                               Title:


                            FIRST SOURCE FINANCIAL LLP, by
                              FIRST SOURCE FINANCIAL,
                              INC., its Agent/Manager


                            By
                               -------------------------
                               Name:
                               Title:


                            KZH III LLC


                            By
                               -------------------------
                               Name:
                               Title:


                            THE LONG-TERM CREDIT BANK
                              OF JAPAN, LTD.


                            By
                               -------------------------
                               Name:
                               Title:

                            MARINE MIDLAND BANK


                            By
                               -------------------------
                               Name:
                               Title:


                            MERRILL LYNCH PRIME RATE
                              PORTFOLIO


                            By: Merrill Lynch Asset Management,
                                LP, as Investment Advisor


                            By
                               -------------------------
                               Name:
                               Title:


                            MERRILL LYNCH SENIOR
                              FLOATING RATE FUND, INC.


                            By
                               -------------------------
                               Name:
                               Title:


                            MORGAN STANLEY SENIOR
                              FUNDING, INC.


                            By
                               -------------------------
                               Name:
                               Title:

                            NATEXIS BANQUE


                            By
                               -------------------------
                               Name:
                               Title:


                            NATIONSBANK, N.A.


                            By
                               -------------------------
                               Name:
                               Title:


                            THE NORTHWESTERN MUTUAL
                              LIFE INSURANCE COMPANY


                            By
                               -------------------------
                               Name:
                               Title:


                            PNC BANK NATIONAL
                              ASSOCIATION


                            By
                               -------------------------
                               Name:
                               Title:


                            PRIME INCOME TRUST


                            By
                               -------------------------
                               Name:
                               Title:

                            PAMCO CAYMAN

                            By: Highland Capital Management LP,
                                as Collateral Manager


                            By
                               -------------------------
                               Name:
                               Title:


                            KEYPORT LIFE INSURANCE
                              COMPANY

                            By: Stein Roe & Farnham Incorporated,
                                as Agent for Keyport Life Insurance
                                Company


                            By
                               -------------------------
                               Name:
                               Title:


                            SOUTHERN PACIFIC BANK


                            By
                               -------------------------
                               Name:
                               Title:


                            STRATA FUNDING LTD.


                            By
                               -------------------------
                               Name:
                               Title:

                            TORONTO DOMINION (TEXAS),
                              INC.


                            By
                               -------------------------
                               Name:
                               Title:


                            VAN KAMPEN AMERICAN
                              CAPITAL PRIME RATE INCOME
                              TRUST


                            By
                               -------------------------
                               Name:
                               Title:


                            ML CBO IV (CAYMAN) LTD.

                            By: Highland Capital Management LP,
                                as Collateral Manager


                            By
                               -------------------------
                               Name:
                               Title:


                            MORGAN GUARANTY TRUST
                              COMPANY, as Administrative
                              Agent and Collateral Agent


                            By
                               -------------------------
                               Name:
                               Title: